SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 30, 1999


                             Interactive Magic, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                 North Carolina
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


           0-29750                                 56-2092059
----------------------------            -----------------------------
   (Commission file Number)                (IRS Employer ID Number)


215 Southport Drive, Suite 1000, Morrisville, North Carolina           27560
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code               919-461-0722
                                                              ------------------

                                       NA
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          (Former name or former address, if changed since last report)

This report amends the Current Report filed on July 15,1999 to include pro forma financial statements.

Item 2.  Acquisition or Disposition of Assets.

Effective on June 30, 1999 and pursuant to an Agreement Regarding Assignment of Contracts ("Assignment Agreement") dated as of May 25, 1999, between Interactive Magic, Inc., a North Carolina corporation (the "Registrant") and Ubi Soft Entertainment S.A., a company organized under the laws of France ("Ubi Soft"), the Registrant sold to Ubi Soft substantially all of the assets of its CD-ROM business operation, less certain online rights retained by the Registrant, for $2.5 million in cash.


Item 7.  Financial Statements and Exhibits.

(b) Pro Forma Financial Information. Pro forma financial statements are attached to this current report.

(c)      Exhibits.


         10.36* Agreement Regarding Assignment of Contracts dated as of May 25,1999, between the Registrant and Ubi Soft Entertainment S.A.

         10.37* Online Rights License Agreement dated effective June 28, 1999, between the Registrant and Ubi Soft Entertainment S.A.

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* Previously filed with the Registrant's Current Report on Form 8-K dated July
15, 1999.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            INTERACTIVE MAGIC, INC.



Date: September 1, 1999                      /s/ Michael W. Oliver
                                            ----------------------------
                                                 Michael W. Oliver,
                                                 Chief Financial Officer

                             Interactive Magic, Inc.
                 Pro Forma Consolidated Statement of Operations
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
                                   (Unaudited)

                                                          Six months ended June 30, 1999
                                                      As reported  Adjustments      Pro forma
                                                    ---------------------------------------------
Net revenues:
   CD-ROM product sales                             $       561                    $       561
   Online sales                                             965                            965
   Royalties and licenses                                     7                              7
   Advertising and other                                    606                            606
                                                    ---------------------------------------------
Total net revenues                                        2,139                          2,139

Cost of revenues:
   Cost of products and services                          2,350                          2,350
   Royalties and amortized software costs                   311                            311
                                                    ---------------------------------------------
Total cost of revenues                                    2,661                          2,661
                                                    ---------------------------------------------
Gross (loss) profit                                        (522)                          (522)

Operating expenses:
   Sales and marketing                                    3,091     (A)   (560)          2,531
   Product development                                    3,193     (A)   (289)          2,904
   General and administrative                             2,122                          2,122
   Goodwill                                                 556                            556
                                                    ---------------------------------------------
Total operating expenses                                  8,962           (849)          8,113
                                                    ---------------------------------------------
Operating loss                                           (9,484)           849          (8,635)

Other (income) expense:
   Interest expense - third parties                       2,573                          2,573
   Interest expense - related parties                        38                             38
   Other                                                   (922)    (B)    855             (67)
                                                    ---------------------------------------------
Total other (income) expense                              1,689            855           2,544
                                                    ---------------------------------------------
Loss before income taxes                                (11,173)           (6)         (11,179)
Income tax expense                                           42                             42
                                                    ---------------------------------------------
Loss before extraordinary item                      $   (11,215)           (6)     $   (11,221)
Extraordinary loss on early extinguishment of debt
                                                            -                              -
                                                    ---------------------------------------------
Net loss                                            $   (11,215)           (6)     $   (11,221)
Basic loss per share:
Loss before extraordinary item                      $     (1.07)                   $     (1.07)
Extraordinary item
                                                    =============================================
Net loss per share                                  $     (1.07)                   $     (1.07)
                                                    =============================================
Weighted average shares used in computing basic
    loss per share                                   10,501,317                     10,501,317
                                                    =============================================

Footnote (A): Reflects reduction in marketing and development expenses related to titles under contracts which were sold per the Assignment Agreement
         (B): Elimination of gain on disposition of assets.

                             Interactive Magic, Inc.
                 Pro Forma Consolidated Statement of Operations
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
                                   (Unaudited)

                                                                       Twelve months ended December 31, 1998
                                                               As reported         Adjustments          Pro forma
                                                           ---------------------------------------------------------
Net revenues:
   CD-ROM product sales                                       $      9,177                              $    9,177
   Online sales                                                      1,773                                   1,773
   Royalties and licenses                                            1,616                                   1,616
   Advertising and other                                                 0                                       0
                                                           ---------------------------------------------------------
Total net revenues                                                  12,566                                  12,566

Cost of revenues:
   Cost of products and services                                     3,157                                   3,157
   Royalties and amortized software costs                            2,942                                   2,942
                                                           ---------------------------------------------------------
Total cost of revenues                                               6,099                                   6,099
                                                           ---------------------------------------------------------
Gross (loss) profit                                                  6,467                                   6,467

Operating expenses:
   Sales and marketing                                               8,490       (A)     (293)               8,197
   Product development                                               5,983       (A)      (61)               5,922
   General and administrative                                        2,684                                   2,684
   Goodwill                                                            -                                        -
                                                           ---------------------------------------------------------
Total operating expenses                                            17,157               (354)              16,803
                                                           ---------------------------------------------------------
Operating loss                                                     (10,690)               354              (10,336)

Other (income) expense:
   Interest expense - third parties                                    554                                     554
   Interest expense - related parties                                  134                                     134
   Other                                                              (161)                                   (161)
                                                           ---------------------------------------------------------
Total other (income) expense                                           527                                     527
                                                           ---------------------------------------------------------
Loss before income taxes                                           (11,217)               354              (10,863)
Income tax expense                                                      28                                      28
                                                           ---------------------------------------------------------
Loss before extraordinary item                                 $   (11,245)               354           $  (10,891)
Extraordinary loss on early extinguishment of debt
                                                                      (407)                                   (407)
                                                           ---------------------------------------------------------
Net loss                                                       $   (11,652)               354           $  (11,298)
Basic loss per share:
Loss before extraordinary item                                 $     (1.73)         $   (0.06)          $    (1.67)
Extraordinary item                                             $     (0.06)                             $    (0.06)
                                                           =========================================================
Net loss per share                                             $     (1.79)         $   (0.06)          $    (1.73)
                                                           =========================================================
Weighted average shares used in computing basic loss per
    share                                                        6,515,213                               6,515,213
                                                           =========================================================

Footnote (A): Reflects reduction in marketing and development expenses related to titles under contracts which were sold per the Assignment Agreement